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                            SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               W. R. GRACE & CO.
                (Name of Registrant as Specified in its Charter)

                                      N/A
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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

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          2)   Aggregate number of securities to which transaction applies:

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          3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



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For the Annual Meeting of Stockholders of W. R. Grace & Co., to be held at
10:00 a.m. on Tuesday, May 11, 1999, at the Sheraton Hotel, 10207 Wincopin Circle, Columbia, Maryland.


The undersigned hereby appoints Larry Ellberger and David B. Siegel as agents to act and vote on behalf of the undersigned at the Grace Annual Meeting of Stockholders to be held on May 11, 1999, and any adjournments. As more fully described in the Proxy Statement for the meeting, such agents (or their substitutes) are directed to vote as indicated here and are authorized to vote in their discretion upon any other business that properly comes before the meeting.


YOUR VOTE IS IMPORTANT.
Please vote promptly. You have three voting options: (1) vote in person at the Annual Meeting of Stockholders; (2) vote by phone by calling 800-840-1208 (see instructions on the reverse side) or (3) date, sign and return this card in the postage-paid envelope provided.

              This proxy is solicited by the Board of Directors.


Questions/Comments:
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                             FOLD AND DETACH HERE


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The Directors recommend a vote FOR Proposals 1 and 2.

                              FOR                                WITHHOLD
1. Election of Directors      [ ]        Withhold authority         [ ]
   for the nominees                      to vote for the
   listed below (except                  nominees listed
   as marked to the                      below
   contrary below)

                                                FOR    AGAINST    ABSTAIN
2. Selection of PricewaterhouseCoopers LLP      [ ]      [ ]        [ ]
   as independent accountants


(Instruction: To withhold authority to vote for any nominee, strike a line through the nominee's name below.)

Nominees 01 Marye Anne Fox     02 Thomas A. Vanderslice

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If no choice is specified, the shares will be voted for the nominees listed above and for Proposal 2.
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       Please let us know whether you plan to attend the Annual Meeting.


             [ ]  Yes, I plan to attend the Annual Meeting.


             [ ]  No, I cannot attend



Date            Signature                      Signature
    -----------          ---------------------           ----------------------
Please sign exactly as name appears above. When signing on behalf of a corporation, estate, trust or another stockholder, please give that party's full name and state your full title or capacity or otherwise indicate that you are authorized to sign.


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                             FOLD AND DETACH HERE


                                VOTING BY PHONE




   Call toll-free 1-800-840-1208 on a touch-tone telephone 24 hours a day -

                                 7 days a week

    There is NO CHARGE to you for this call. Have your proxy card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form

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OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1
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            When asked, please confirm your selection by pressing 1.

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OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions.
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Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

Proposal 2 - To vote FOR, press 1;  AGAINST, press 9; ABSTAIN, press 0.

           When asked, please confirm your selection by pressing 1.

NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                             THANK YOU FOR VOTING.